Exhibit 99.2

April 23, 2025 Expanding the Premier Business Bank in the West Columbia Banking System’s Strategic Acquisition of Pacific Premier Bancorp, Inc.

Disclaimers

FORWARD-LOOKING STATEMENTS

This communication may contain certain forward-looking statements, including, but not limited to, certain plans, expectations, goals, projections, and statements about the benefits of the proposed business combination transaction between Columbia Banking System, Inc. ("Columbia") and Pacific Premier Bancorp, Inc. ("Pacific Premier") (the "Transaction"), the plans, objectives, expectations and intentions of Columbia and Pacific Premier, the expected timing of completion of the Transaction, and other statements that are not historical facts. Such statements are subject to numerous assumptions, risks, and uncertainties. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as "expect," "anticipate," "believe," "intend," "estimate," "plan," "believe," "target," "goal," or similar expressions, or future or conditional verbs such as "will," "may," "might," "should," "would," "could," or similar variations. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995.

Although there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements or historical performance: changes in general economic, political, or industry conditions, and in conditions impacting the banking industry specifically; uncertainty in U.S. fiscal, monetary and trade policy, including the interest rate policies of the Federal Reserve Board or the effects of any declines in housing and commercial real estate prices, high or increasing unemployment rates, continued or renewed inflation, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the western United States; volatility and disruptions in global capital and credit markets; the impact of bank failures or adverse developments at other banks on general investor sentiment regarding the stability and liquidity of banks; changes in interest rates that could significantly reduce net interest income and negatively affect asset yields and valuations and funding sources, including impacts on prepayment speeds; competitive pressures among financial institutions and nontraditional providers of financial services, including on product pricing and services; concentrations within Columbia's or Pacific Premier's loan portfolio (including commercial real estate loans), large loans to certain borrowers, and large deposits from certain clients; the success, impact, and timing of Columbia's and Pacific Premier's respective business strategies, including market acceptance of any new products or services and Columbia's and Pacific Premier's ability to successfully implement efficiency and operational excellence initiatives; the nature, extent, timing, and results of governmental actions, examinations, reviews, reforms, regulations, and interpretations; changes in laws or regulations; the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement to which Columbia and Pacific Premier are parties; the outcome of any legal proceedings that may be instituted against Columbia or Pacific Premier; delays in completing the Transaction; the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the failure to obtain shareholder or stockholder approvals, as applicable, or to satisfy any of the other conditions to the closing of the Transaction on a timely basis or at all; changes in Columbia's or Pacific Premier's share price before closing, including as a result of the financial performance of the other party prior to closing, or more generally due to broader stock market movements, and the performance of financial companies and peer group companies; the possibility that the anticipated benefits of the Transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where Columbia and Pacific Premier do business; certain restrictions during the pendency of the proposed Transaction that may impact the parties' ability to pursue certain business opportunities or strategic Transactions; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management's attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Transaction; the ability to complete the Transaction and integration of Columbia and Pacific Premier promptly and successfully; the dilution caused by Columbia's issuance of additional shares of its capital stock in connection with the Transaction; and other factors that may affect the future results of Columbia and Pacific Premier. Additional factors that could cause results to differ materially from those described above can be found in Columbia's Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the Securities and Exchange Commission (the "SEC") (available here) and available on Columbia's investor relations website, www.columbiabankingsystem.com, under the heading "SEC Filings," and in other documents Columbia files with the SEC, and in Pacific Premier's Annual Report on Form 10-K for the year ended December 31, 2024, which is on file with the SEC (available here) and available on Pacific Premier's website, www.investors.ppbi.com, under the heading "SEC Filings" and in other documents Pacific Premier files with the SEC.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Columbia nor Pacific Premier assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Disclaimers (Continued)

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Transaction, Columbia will file with the SEC a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Columbia and Pacific Premier and a Prospectus of Columbia, as well as other relevant documents concerning the Transaction. Certain matters in respect of the Transaction involving Columbia and Pacific Premier will be submitted to Columbia's and Pacific Premier's shareholders or stockholders, as applicable, for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS, COLUMBIA SHAREHOLDERS AND PACIFIC PREMIER STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders or stockholders, as applicable, will be able to obtain a free copy of the definitive joint proxy statement/prospectus, as well as other filings containing information about the Transaction, Columbia and Pacific Premier, without charge, at the SEC's website, www.sec.gov. Copies of the joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the joint proxy statement/prospectus can also be obtained, without charge, by directing a request to Columbia Banking System, Inc., Attention: Investor Relations, 1301 A Street, Tacoma, WA 98402-4200, (503) 727-4100 or to Pacific Premier Bancorp, Inc., Attention: Corporate Secretary, 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614, (949) 864-8000.

PARTICIPANTS IN THE SOLICITATION

Columbia, Pacific Premier, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Columbia shareholders or Pacific Premier stockholders in connection with the Transaction under the rules of the SEC. Information regarding Columbia's directors and executive officers is available in the sections entitled "Directors, Executive Officers and Corporate Governance" and "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" in Columbia's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 25, 2025 (available here) ; in the sections entitled "Board Structure and Compensation," "Compensation Discussion and Analysis," "Compensation Tables," "Information about Executive Officers," "Beneficial Ownership of Directors and Executive Officers" and "Certain Relationships and Related Transactions" in Columbia's definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 3, 2025 (available here) ; and other documents filed by Columbia with the SEC. Information regarding Pacific Premier's directors and executive officers is available in the sections entitled "Directors, Executive Officers and Corporate Governance" and "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters" in Pacific Premier's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled "Compensation of Non-Employee Directors," "Security Ownership of Directors and Executive Officers," "Certain Relationships and Related Transactions," "Summary Compensation Table," "Employment Agreements, Salary Continuation Plans, Severance, and Change-in-Control Payments," and "Summary of Potential Termination Payments" in Pacific Premier's definitive proxy statement relating to its 2025 Annual Meeting of Stockholders, which was filed with the SEC on April 7, 2025 (available here) ; and other documents filed by Pacific Premier with the SEC. To the extent holdings of Columbia common stock by the directors and executive officers of Columbia or holdings of Pacific Premier common stock by directors and executive officers of Pacific Premier have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus relating to the Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

Expanding the Premier Business Bank in the West

Increased Scale: Pro Forma Snapshot

$70B Assets

$51B Loans

$57B Deposits

Strong Financials: Top-Tier Profitability and Fortress Balance Sheet

~14% 2026E EPS Accretion

3 Years TBVPS Earnback

~1.4% Pro Forma 2026E ROAA

~20% Pro Forma 2026E ROATCE

~11% Pro Forma CET1 Ratio @ Close

Top Western-Region Headquartered Banks by Assets[1]



$18B
$23B
$24B
$25B[2]
$28B
$34B
$52B
$70B
$76B
$83B
$88B
Cathay
axos
Mechanics
HomeStreet
WaFd
EASTWEST
ZIONS

Scale in Southern California and Increased Presence in the Northwest



Seattle
Los Angeles
Columbia (296)
Pacific Premier (58)

1) Includes the 10 largest publicly traded banks headquartered in Arizona, California, Colorado, Idaho, Nevada, Oregon, Utah and Washington with total assets less than $250 billion as of the most recently reported quarter

2) Mechanics Bank total assets shown pro forma for pending acquisition of HomeStreet, Inc.

Note: Financial data as of the most recently reported quarter

Source: S&P Capital IQ Pro, Company documents

4

Strategically Compelling ▪ Accelerates Columbia’s Southern California expansion strategy by ~10 years ▪ Creates a strategically cohesive regional powerhouse with ~$70B in assets ▪ Enhances presence in core Northwest markets and expands presence in new growth markets (e.g., Phoenix) ▪ Mark - to - market treatment enhances balance sheet restructuring flexibility Transaction Highlights Corporate Fit ▪ Shared relationship - based operating philosophies, supported by cultures with compatible core values ▪ Adds Pacific Premier’s national HOA banking business with ~$2.6B in deposits serving over 17k HOAs ▪ Adds Pacific Premier’s self - directed IRA trust business with $18B in AUC, $1.1B in deposits and an average account size of ~$592k ▪ Leverage Pacific Premier’s best - in - class API Marketplace to existing Columbia client base for additional revenue opportunities ▪ Nearly identical deposit composition with top - quartile noninterest - bearing deposit composition Lower - Risk Merger ▪ Predominantly a market expansion with limited disruption to depositors, borrowers and relationship managers ▪ Pacific Premier has pristine credit (15bps NPAs/Assets) ▪ Cost savings focused on back - office redundancies withmodest expected branch consolidation ▪ Deep bench of M&A and integration talent at both companies ▪ Minimal impact to Columbia’s capital ratios – no supplemental equity or debt issuance needed ▪ Pacific Premier Chairman & CEO Steve Gardner to join the Board as a non - executive director Financially Attractive ▪ Top - decile peer pro forma profitability ratios (e.g., ROATCE, ROAA, efficiency) imply upside to Columbia’s valuation ▪ Pacific Premier is comparatively overcapitalized with a 20.2% Total RBC ratio and 17.0 % CET1 ratio ▪ 14% 2026E EPS accretion with initial TBVPS dilution recovered in three years (crossover method) ▪ $0.9B NPV of expected cost savings (assuming 30% cost saves)¹ 5 1) Assumes 12.5 x terminal value multiple applied to pro forma LTM noninterest expense, less amortization of intangibles, with a 25 % tax rate, less approximately $ 146 million of after - tax one - time transaction costs Source: S&P Capital IQ Pro, Company documents, FDIC

Overview of Pacific Premier

Company Overview

- **Pacific Premier Bancorp, Inc. (NASDAQ: PPBI)**
- Founded in **1983**
- Headquarters: **Irvine, CA**
- **58 full-service branches** in major metro areas of the Western U.S.

Overview of National Business Lines

- **Community Association ("HOA") Banking –** Leader of customized cash management, electronic banking services and credit facilities for Home-Owners Associations and property management companies
- **Pacific Premier Trust –** IRA custodial services in all 50 states
- **Small Business Administration –** 15 years as a successful, nationwide preferred lender

PACIFIC PREMIER BANCORP, INC.

$18.1B Total Assets	**$12.0B** Loans HFI	**$14.7B** Total Deposits
11.9% TCE / TA	**17.0%** Tier 1 Capital	**20.2%** Total RBC
0.80% ROAA	**7.5%** ROATCE	**67.5%** Efficiency Ratio

1983	2000	2011	2012	2013	2015	2016	2017	2018	2020	2025
Pacific Premier Bank was founded	New management came in to transform the bank	Acquired Canyon National Bank*	Acquired Palm Desert National Bank*	Acquired First Associations Bank and San Diego Trust Bank	Acquired Independence Bank	Acquired Security California Bancorp	Acquired Heritage Oaks Bancorp and Plaza Bancorp	Acquired Grandpoint Capital, Inc.	Acquired Opus Bank	Partnership with Columbia

* Denotes FDIC-assisted transaction
Note: Financials as of or for the quarter ended March 31, 2025
Source: S&P Capital IQ Pro, Company documents

6

Transaction Summary Implied Transaction Value & Multiples 1 ▪ Implied value per Pacific Premier share: $20.83 ▪ Implied aggregate transaction value: $2.0 billion ▪ Price / Tangible Book Value per Share: 0.99x ▪ Price / LTM GAAP EPS: 13.7x ▪ Price / 2026E Consensus EPS: 13.5x ▪ Price / 2026E Consensus EPS + After - Tax Cost Savings: 8.4x Board of Directors, Management & Company Name ▪ Three Pacific Premier directors invited to join the Columbia board of directors ▪ Columbia executive leadership team remains intact ▪ The combined organization will operate under the unified brand of Columbia Bank Expected Closing ▪ Subject to receipt of approvals from Columbia and Pacific Premier shareholders and regulatory approvals ▪ Expected closing in the second half of 2025 ▪ 100% common stock; no capital raise required to support the transaction ▪ Fixed exchange ratio: Pacific Premier shareholders will receive 0.9150 Columbia shares for each Pacific Premier share ▪ Pro forma ownership: 70% Columbia / 30% Pacific Premier Structure & Consideration 1) Based on closing price of Columbia common stock of $22.77 as of April 22 , 2025 Note : Assumes 97,069,001 Pacific Premier common shares outstanding, 33,604 outstanding options with a weighted average exercise price of $ 20.71 and 525,897 other dilutive securities not included in shares outstanding 7

Accelerates Market Share Expansion in Southern California by a Decade or More

Top 10 Market Share in Southern California[1]

Rank	Company	Deposits ($M)	% of Franchise
1	JPMorgan Chase & Co.	180,813	7.5
2	Bank of America Corp.	145,994	7.6
3	Wells Fargo & Co.	134,158	9.8
4	Royal Bank of Canada	53,062	5.6[2]
5	U.S. Bancorp	49,629	9.5
6	East West Bancorp Inc.	43,190	72.0
7	Citigroup Inc.	42,656	3.3
8	Axos Financial Inc.	17,843	92.2
9	Banc of California Inc.	17,743	61.6
10	**Pro Forma**	**14,644**	**26.1**
12	**Pacific Premier**	**13,509**	**92.4**
51	**Columbia**	**1,135**	**2.7**

Superior Market Demographics

Median Household Income ($)


100
95
90
85
80
75
70
88.6K
94.4K
90.1K
78.8K
Columbia
Pacific Premier
Pro Forma
National Average

GDP per Capita ($)


110
100
90
80
70
93.8K
104.5K
96.6K
86.4K
Columbia
Pacific Premier
Pro Forma
National Average

1) Southern California defined as: Bakersfield-Delano, CA, El Centro, CA, Los Angeles-Long Beach-Anaheim, CA, Oxnard-Thousand Oaks-Ventura, CA, Riverside-San Bernardino-Ontario, CA, San Diego-Chula Vista-Carlsbad, CA, San Luis Obispo-Paso Robles, CA and Santa Maria-Santa Barbara, CA MSAs
2) Reflects percentage of Royal Bank of Canada's deposits as of July 31, 2024

Note: Deposit market share and financial data as of June 30, 2024; Pro forma metrics shown for illustrative purposes; Market demographics and gross domestic product data as of most recently reported metrics from the U.S. Census and U.S. Bureau of Economic Analysis
Source: S&P Capital IQ Pro, FDIC, U.S. Census, U.S. Bureau of Economic Analysis

8

Increases Density Throughout Our Footprint

Improves Competitive Position in California

● Columbia (60) ● Pacific Premier (44)



NV
UT
CA
AZ

	Deposits ($M)			Market Share %	
MSA	Market Total	COLB	Pro Forma	COLB	Pro Forma
Los Angeles	$666,836	$1,045	$10,448	0.16	1.57
San Diego	121,655	34	690	0.03	0.57
Inland Empire[1]	77,183	–	1,602	–	2.08
Central Coast[2]	22,743	56	2,493	0.25	8.13

Enhances Density in the Northwest

● Columbia (229) ● Pacific Premier (10)



WA
MT
OR
ID

	Deposits ($M)			Market Share %	
MSA	Market Total	COLB	Pro Forma	COLB	Pro Forma
Seattle	$138,475	$7,154	$7,597	5.17	5.49
Portland	61,865	5,328	5,499	8.61	8.89
Boise	16,560	220	220	1.33	1.33
Spokane	13,128	3,860	3,860	29.40	29.40

Accelerates Growth in Expansion Markets

● Columbia (7) ● Pacific Premier (4)



WY
NV
UT
CO
CA
AZ
NM

	Deposits ($M)			Market Share %	
MSA	Market Total	COLB	Pro Forma	COLB	Pro Forma
Phoenix / Tucson[4]	$188,059	$47	$523	<0.10	0.28
Denver	111,173	*Additional branch locations expected*			
Las Vegas	89,653	–	99	–	0.11
Salt Lake City[3]	53,107	15	15	<0.10	<0.10

1) Inland Empire defined as the Riverside-San Bernadino-Ontario, CA MSA
2) Central Coast defined as the Santa Maria-Santa Barbara, CA and San Luis Obispo-Paso Robles, CA MSAs
3) Excludes specialty finance companies and banks with individual branches that have over $1 billion in deposits in the Salt Lake City MSA
4) Reflects combined deposit market share of the Phoenix-Mesa-Chandler, AZ and Tucson, AZ MSAs

Note: Deposits and market share data sourced from the FDIC as of June 30, 2024 and adjusted to a pro forma basis by the FDIC; Pro forma metrics shown for illustrative purposes and exclude purchase accounting adjustments
Source: FDIC, S&P Capital IQ Pro

9

Complementary Commercial Lending Franchise Adding New Capabilities

	CB	CB + P	P
Middle Market Banking	✓	✓	✓
Small Business Banking	✓	✓	✓
Healthcare Banking	✓	✓	✓
Equipment Leasing & Finance	✓	✓	
International Banking	✓	✓	✓
HOA Banking		✓	✓
Insurance Solutions	✓	✓	
Advanced Treasury Management	✓	✓	
Custodial Trust		✓	✓
Wealth	✓	✓	
Mortgage Banking	✓	✓	
Retail Banking	✓	✓	✓
Escrow and 1031 Exchange		✓	✓

Unique Pacific Premier Capabilities

HOA Banking

- Relationships in **38 states**
- Over **39k accounts** across more than **17k HOAs**
- Provides **$2.6 billion of deposits** with a **WAIR of 0.80%**

Custodial Trust

- Relationships in **all 50 states**
- Approximately **$37 million of fee income** generated in 2024
- **31k accounts** with an **average account size of ~$592k**
- Operations headquartered in **Denver, Colorado**

Escrow and 1031 Exchange

- Provides stable **core deposits** with **2.15% weighted-average cost** in 1Q25
- **Total deposits of $378 million** as of March 31, 2025
- Approximately **$3 million of fee income** generated in 2024

Source: Company documents

10

Combination of Two High-Quality Franchises Allows for Continued Outperformance Versus Peers

Cost of Total Deposits (%)



Columbia
Legacy Columbia (Pre-UMPQ)[1]
Pacific Premier
All U.S. Banks
2.32%
1.72%
1.65%
Q4 2021
Q1 Q2 Q3 Q4 2022
Q1 Q2 Q3 Q4 2023
Q1 Q2 Q3 Q4 2024
Q1 2025

Net Charge-Offs / Avg. Loans (%)



Columbia
Legacy Columbia (Pre-UMPQ)[1]
Pacific Premier
All U.S. Banks
0.68%
0.34%
0.16%
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

1) Reflects Columbia Banking System, Inc. financial data for the periods shown prior to January 1, 2023

Note: Columbia financial data prior to the year ended December 31, 2023 reflects Umpqua Holdings Corporation financials; All U.S. Banks financials reflect bank-level industry aggregates for nationwide banks compiled using the FDIC's *BankFind Suite* tool and *Statistics at a Glance*

Source: S&P Capital IQ Pro, FDIC

11

Seasoned Acquirors with Significant, Successful Acquisition and Integration Experience

COLUMBIA BANKING SYSTEM

Acquired Institution	Completion Date	Total Assets ($M)
Umpqua Holdings Corporation	2/28/2023	$31,848.6
Bank of Commerce Holdings	10/1/2021	1,917.2
Pacific Continental Corporation	11/1/2017	2,546.6
Intermountain Community Bancorp	11/1/2014	920.2
West Coast Bancorp	4/1/2013	2,488.2
Bank of Whitman*	8/5/2011	548.6
First Heritage Bank*	5/27/2011	173.5
Summit Bank*	5/20/2011	142.7
American Marine Bank*	1/29/2010	373.2
Columbia River Bank*	1/22/2010	947.3

PACIFIC PREMIER BANCORP, INC.

Acquired Institution	Completion Date	Total Assets ($M)
Opus Bank	5/31/2020	$8,383.2
Grandpoint Capital, Inc.	7/1/2018	3,104.9
Plaza Bancorp	11/1/2017	1,288.1
Heritage Oaks Bancorp	4/1/2017	2,028.5
Security California Bancorp	1/29/2016	713.7
Independence Bank	1/26/2015	423.2
San Diego Trust Bank	6/24/2013	210.9
First Associations Bank	3/15/2013	375.7
Palm Desert National Bank*	4/27/2012	129.6
Canyon National Bank*	2/11/2011	216.2

Significant M&A experience. The combined Columbia and Pacific Premier teams have completed and successfully integrated 20 transactions since 2010.

* Denotes FDIC-assisted transaction
Note: Includes transactions announced since January 1, 2010 involving Columbia Banking System, Inc., Columbia State Bank, Pacific Premier Bancorp, Inc. and Pacific Premier Bank
Source: S&P Capital IQ Pro

12

A Shared Commitment to Impact:
Supporting Our Communities and Employees

Key Impact Areas

Communities
- Support local charities through Columbia's charitable foundation
- Community philanthropy efforts & associate volunteering
- Responsible business
- Promoting financial inclusion

Customers
- Expanding access to housing
- Small business lending
- Disaster relief lending
- Empowering entrepreneurs
- Increasing financial literacy

Employees
- Developing talent
- Fostering an engaging work environment
- Enabling associate growth
- Prioritizing associate well-being

COLUMBIA BANKING SYSTEM — CRA Rating: Satisfactory

PACIFIC PREMIER BANCORP, INC. — CRA Rating: Outstanding

42,000+ Volunteer Hours

>1,900 Organizations Supported

>2,100 Associates Volunteering

$11.2M+ Charitable Donations

$8.4B[1]+ CRA Qualified Investments

$1.9B+ CRA Qualified Lending

51,000[2] Families Served

$17.2M[2] Earned Income Tax Credits

$11.8M[2] Tax Preparation Fees Saved

$1.9B+[3] SBA Loans & Grants

1,330+ Small Business Workshops

$1.7B+ Affordable Housing Loans & Awards

1,360+ Affordable Housing Units Created

~1,500 Financial Education Volunteer Hours

24,000+ Individuals Reached

29% Charitable Budget Dedicated to Financial Education

~$3.0B Disaster Relief Loans

165 Associates Sponsored at the Pacific Coast Banking School

89% Participation in Gallup Employee Engagement Survey

1) Includes $8.1 billion committed by Columbia over a five-year period under its Community Benefits Agreement
2) Information reflects Pacific Premier's participation in the VITA Tax Program, delivered through nonprofit partners funded by Pacific Premier
3) Excludes Community Reinvestment Act-qualified small business loans

Note: Data reflects pro forma institution for the calendar year ended December 31, 2023, unless otherwise stated
Source: Company documents

13

1) Assumes 12.5 x terminal value multiple applied to pro forma LTM noninterest expense, less amortization of intangibles, at 30% cost savings wi th a 25 % tax rate, less approximately $ 146 million of after - tax one - time transaction costs 2) Peer group includes nationwide major exchange - traded banks with total assets between $50 billion and $100 billion as of March 31, 2025 3) Reflects Columbia’s Price / 2022E EPS premium compared to the NASDAQ Bank Index’s Price / Forward Earnings as of October 11, 202 1 Note: Market data as of April 22 , 2025; Source: S&P Capital IQ Pro Illustrative Valuation Upside Columbia – Pro Forma Trading Analysis (2026) Opportunity to Regain Columbia’s Historical Premium Valuation Value of cost synergies represent a 14% increase over the combined valuations of Columbia and Pacific Premier Cost Savings and Expected Multiple Expansion ($M) &XUUHQW3ULFH 0DLQWDLQ &ROXPELD3 ( &ROXPELD7UDGHV DW3HHU ð 3 ( 3UR)RUPD 3ULFH 14 &ROXPELD 0DUNHW&DS 3DFLILF3UHPLHU 0DUNHW&DS &RPELQHG 0DUNHW&DS 139RI 6\QHUJLHV 3UR)RUPD(TXLW\ 9DOXH (TXLW\9DOXH &RQWULEXWLRQ $0.9B in NPV¹ created by the merger will be shared by Columbia and Pacific Premier Shareholders 3UR)RUPD 3ULFH &ROXPELD V3UH 8PSTXD 3UHPLXPWR,QGXVWU\ ñ 3RWHQWLDO 3UR)RUPD3ULFH

Implied Valuation vs. West Coast Banks¹: 2026E ROATCE vs. Price / Tangible Book Value 2026E ROATCE: 19.5% Implied Price / TBV: 1.71x TCE at Close: $5,278M Implied Equity Value: $9,027M Implied Share Price: $30.24 Implied Upside to COLB Stock Price: +32.8% Illustrative Combined Company 15 :$/ (:%& %$1& :$)' $; &$7< +23( %$15 &9%) =,21 [ [ [ [ [ [ [ [ 3ULFH 7%9 (52$7&( Transaction improves implied valuation R 2 = 47% 1) West Coast Banks defined as major exchange - traded banks headquartered in Arizona, California, Colorado, Idaho, Nevada, Oregon, U tah and Washington with total assets between $15 billion and $100 billion; Excludes banks without operations in California Note: Financial data as of the most recently reported quarter; Market data as of April 22, 2025 Source: S&P Capital IQ Pro

Award Winning Corporate Cultures 16

Appendix

Key Pro Forma Financial Assumptions ▪ $449 million write - down on Pacific Premier’s gross loans, or 3.6 % of its projected gross loans at closing (accreted over remaining life of loans) ▪ $327 million write - down of held - to - maturity securities (accreted over remaining life of securities) ▪ $ 91 million write - down of available - for - sale securities (no impact to tangible common equity at close, accreted over remaining life of securities) ▪ $25 million reversal of existing mark on Pacific Premier acquired loans (reversal of associated accretion over remaining life of acquired loans) ▪ $ 12 million write - up to fixed assets (depreciated over the remaining life of those assets) ▪ $11 million write - up of time deposits (amortized over the remaining life of time deposits) ▪ Estimated $127 million of full run - rate cost savings, or 30% of Pacific Premier’s noninterest expense ▪ Cost savings realization expected to be 75% in 2026 and 100% thereafter ▪ Significant revenue enhancements expected, but not included in announced financial metrics ▪ $146 million after - tax, 100% realized at or prior to closing for illustrative purposes ▪ $ 96 million pre - tax write - down, or 0.8 % of Pacific Premier’s projected gross loans at closing (equal to 3.5x non - performing loans¹) ▪ Core deposit intangible of 3.3 % of Pacific Premier’s core deposits (amortized over 10 years using sum - of - years digits) ▪ Pacific Premier to call its $275 million of outstanding subordinated debt prior to transaction closing Synergies One - Time Costs Fair Value and Interest Rate Marks (Pre - Tax) Credit Marks / CECL Impact CDI Other Assumptions ▪ Consensus earnings estimates for Columbia and Pacific Premier Standalone Earnings 18 ▪ $48 million, or 50% of the total gross credit mark, allocated to purchase credit deteriorated (“PCD”) loans ▪ $ 48 million, or 50% of the total gross credit mark , allocated to non - P CD loans (accreted into earnings over remaining life of loans ) ▪ Day two CECL reserve of $48 million, equal to the mark on non - PCD loans 1) Reflects Pacific Premier’s non - performing loans as of March 31, 2025

Pro Forma Adjustments Summary

Tangible Book Value per Share Reconciliation

Dollar values in millions, except per share amounts

Columbia TBV per Share at Closing	**$19.14**
Columbia Common Equity at Closing	$5,430
Deal Value	2,033
Pacific Premier Unamortized Subordinated Debt Offering Expenses	(2)
Transaction Expenses	(146)
Pro Forma Common Equity at Closing	7,315
Columbia Intangible Assets at Closing	1,408
Goodwill Generated	177
CDI Generated	416
Pro Forma Intangibles at Closing	2,001
Net Impact of CECL Reserve on Acquired Loans	(36)
Pro Forma Tangible Common Equity at Closing	**$5,278**
Columbia Common Shares Outstanding at Closing	210,112,415
Shares Issued to Pacific Premier	88,368,619
Pro Forma Common Shares Outstanding	**298,481,034**
Pro Forma Tangible Book Value per Share	**$17.68**

Goodwill Reconciliation

Dollar values in millions, except per share amounts

Deal Value	**$2,033**
Pacific Premier Common Equity at Closing	$2,970
Existing Intangibles	(924)
DTL Related to Intangibles	6
Purchase Accounting Adjustments[1]	
HTM Investment Securities	($327)
Gross Loans	(544)
Loan Loss Reserve Reversal	168
Acquired Loan Mark Reversal	25
Fixed Assets	12
Total Purchase Accounting Adjustments: Assets	(666)
Deferred Tax Asset / (Liability)	166
Time Deposits	(11)
Total Purchase Accounting Adjustments: Liabilities	(11)
Deferred Tax Asset / (Liability)	3
Pacific Premier Adjusted Tangible Equity at Closing	**$1,544**
Implied Premium	**$489**
Premium Allocation	
Core Deposit Intangible	$416
Deferred Tax Asset / (Liability)	(104)
Net CDI Allocation	**$312**
Goodwill Allocation	**$177**

1) Positive numbers are benefits to equity; negative numbers are detriments to equity

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2027E Earnings per Share Reconciliation 2026E Earnings per Share Reconciliation Pro Forma Adjustments Summary (Continued) Dollar values in millions, except per share amounts 2026E Earnings per Share Reconciliation $600 150 Columbia Net Income (Median Consensus Estimate) Pacific Premier Net Income (Median Consensus Estimate) After - Tax Transaction Adjustments $69 184 15 (57) (2) Cost Savings (75% Realization) Accretion from Interest Rate Marks Accretion from Non - PCD Credit Mark New Intangible Amortization Other Adjustments $961 Columbia Pro Forma Net Income $3.24 Columbia 2026E Pro Forma EPS $2.85 Columbia Standalone EPS $0.39 2026E EPS Accretion to Columbia ($) 14% 2026E EPS Accretion to Columbia (%) Dollar values in millions, except per share amounts 2027E Earnings per Share Reconciliation $630 176 Columbia Net Income (Median Consensus Estimate) Pacific Premier Net Income (Median Consensus Estimate) After - Tax Transaction Adjustments $96 135 11 (51) 1 Cost Savings (100% Realization) Accretion from Interest Rate Marks Accretion from Non - PCD Credit Mark New Intangible Amortization Other Adjustments $999 Columbia Pro Forma Net Income $3.44 Columbia 2027E Pro Forma EPS $3.00 Columbia Standalone EPS $0.44 2027E EPS Accretion to Columbia ($) 15% 2027E EPS Accretion to Columbia (%) 20

Diversified Pro Forma Loan Portfolio 1Q 2025 Loan Portfolio Composition 1) Combined composition excludes purchase accounting adjustments 2) “Retail” loan category includes mortgage, home equity lines of credit and consumer 3) Columbia’s “ FinPac ” loan category includes leases and equipment finance loans 4) Pacific Premier’s “Other” loan category includes SBA and Quick Service Restaurant (“QSR”) franchise loans Note: Financial data as of March 31, 2025; Totals may not sum due to rounding 21 Combined¹ 83% Business / 17% Retail 1Q 2025 Yield on Loans: 5.72% $49.7B Total C&I 20% OO CRE 15% Non - OO CRE 17% Multifamily 22% Retail² 17% C&D 5% FinPac³ 3% Other⁴ 1% 98% Business / 2% Retail 1Q 2025 Yield on Loans: 5.03% C&I 13% OO CRE 16% Non - OO CRE 18% Multifamily 44% Retail² 2% C&D 3% Other⁴ 4% $12.0B Total 78% Business / 22% Retail 1Q 2025 Yield on Loans: 5.94% C&I 22% OO CRE 14% Non - OO CRE 16% Multifamily 16% Retail² 22% C&D 6% FinPac³ 4% $37.6B Total

Combined Deposit Base Demonstrates Shared Approach to Relationship Banking 22 1Q 2025 Deposit Portfolio Composition Combined¹ Non - IB Demand 32% IB Demand 20% Savings & MMDA 34% Time 8% Brokered 6% $56.9B Total $14.7B Total $42.2B Total 1) Combined composition excludes purchase accounting adjustments 2) Core deposits defined as total deposits less time deposits greater than $250,000 and all brokered deposits Note: Financial data as of March 31, 2025 91 % Core 2 / 9% Non - Core 1Q 2025 Cost of Deposits: 1.70% 93% Core 2 / 7% Non - Core 1Q 2025 Cost of Deposits: 1.65% 90% Core 2 / 10% Non - Core 1Q 2025 Cost of Deposits: 1.72% Non - IB Demand 32% IB Demand 20% Savings & MMDA 34% Time 7% Brokered 7% Non - IB Demand 33% IB Demand 19% Savings & MMDA 34% Time 12% Brokered 2%

Comprehensive Due Diligence Review Executed by Seasoned M&A Teams

Due Diligence Focal Areas

Income Producing

- Commercial Banking
- Consumer Banking
- Custodial Trust & Escrow
- HOA Banking
- ALCO & Funding Strategy
- Credit & Underwriting

Back Office

- Finance & Accounting
- Human Resources
- Legal, Regulatory & Compliance
- Operations & Risk Management
- Tax & Audit
- Technology & Cybersecurity

Columbia Banking System Diligence Summary[1]

Due Diligence By the Numbers

~1,200	~$8B	60%+	60%+
Individual loans reviewed	Balance of loan portfolio reviewed	CRE loan portfolio reviewed	Total loan portfolio reviewed

Disciplined & Experienced in M&A

- Columbia and Pacific Premier management have significant acquisition and integration experience, having successfully completed 20 bank M&A transactions since 2010
- Experienced team will leverage knowledge from past deals to meticulously plan and execute the integration of core systems for a seamless customer experience
- Management's open communication and transparency with associates fosters trust and collaboration, helping to ensure a shared vision for the expanded franchise is realized

Thorough Due Diligence Process

- Comprehensive process led by Columbia's executive management and senior leadership
- Extensive credit diligence performed, including thorough loan file review to assess risk appetite, underwriting practices, loan administration and risk rating accuracy
- Ensured cultural alignment in management teams' operating philosophy
- Every line of business and support service area was responsible for conducting diligence on their counterpart
- Detailed review of both companies' cost structures and expected synergies

1) Amounts and percentages are approximate

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